BUSINESS UPDATE May 7, 2018 Exhibit 99.1

Forward-Looking Statements This presentation contains statements regarding management’s expectations and objectives for future periods as well as forecasts and estimates regarding 2018 IIC guidance, Tax Cuts and Jobs Act expected impact, 2017-2019 capital expenditures, 2017-2019 weighted average ratebase, and general earnings sensitivities. It also includes 2018 assumptions regarding capital expenditures, authorized rate base, authorized cost of capital, and certain other factors. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to:   the impact of the Northern California wildfires, including whether Pacific Gas and Electric Company (Utility) will be able to recover costs for service restoration and repair to the Utility’s facilities through its Catastrophic Event Memorandum Account (CEMA); the timing and outcome of the wildfire investigations; whether the Utility may have liability associated with these fires and, if liable for one or more fires, whether the Utility would be able to recover all or part of such costs through insurance or through regulatory mechanisms, to the extent insurance is not available or exhausted; and potential liabilities in connection with fines or penalties that could be imposed on the Utility if the California Public Utilities Commission (CPUC) or any other law enforcement agency brought an enforcement action and determined that the Utility failed to comply with applicable laws and regulations; the timing and outcome of the Butte fire litigation; the timing and outcome of any proceeding to recover from customers restoration and repair costs and costs in excess of insurance; the effect, if any, that the CPUC’s Safety and Enforcement Division’s (SED) $8.3 million citations issued in connection with the Butte fire may have on the Butte fire litigation; and whether additional investigations and proceedings in connection with the Butte fire will be opened and any additional fines or penalties imposed on the Utility; whether the CPUC approves the Utility’s application to establish a Wildfire Expense Memorandum Account (WEMA) to track wildfire expenses and to preserve the opportunity for the Utility to request recovery of wildfire costs in excess of insurance at a future date, and the outcome of any potential request to recover such costs; the impact of the Tax Cuts and Jobs Act of 2017, and the timing and outcome of CPUC decision(s) related to the Utility’s March 30, 2018 submissions in connection with the impact of the Tax Cuts and Jobs Act of 2017 on the Utility’s rate cases, and its implementation plan; the timing and outcomes of the 2019 GT&S rate case, TO18 and TO19 rate cases, 2018 CEMA, and other ratemaking and regulatory proceedings; the cost of the Utility's community wildfire safety program, and the timing and outcome of any proceeding to recover such costs through rates; the timing and outcomes of phase two of the ex parte order instituting investigation (OII) and of the safety culture OII; the Utility’s ability to efficiently manage capital expenditures and its operating and maintenance expenses within the authorized levels of spending and timely recover its costs through rates, and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; whether the Utility can continue to obtain insurance and whether insurance coverage is adequate for future losses or claims; the outcome of the probation and the monitorship, the timing and outcomes of the debarment proceeding, the SED’s unresolved enforcement matters relating to the Utility’s compliance with natural gas-related laws and regulations, and other investigations that have been or may be commenced, and the ultimate amount of fines, penalties, and remedial and other costs that the Utility may incur as a result; the ability of PG&E Corporation and the Utility to access capital markets and other sources of financing in a timely manner on acceptable terms; further changes in credit ratings which could, among other things, result in higher borrowing costs and fewer financing options, especially if PG&E Corporation or the Utility were to lose their investment grade credit ratings; and the other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2017, their joint quarterly report on Form 10-Q for the quarter ended March 31, 2018, and other reports filed with the Securities and Exchange Commission (SEC), which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Information regarding 2018 IICs, 2018 Assumptions, and 2018 Earnings Sensitivities was issued on May 3, 2018. Unless otherwise indicated, the statements in this presentation are made as of this date and PG&E Corporation undertakes no obligation to update information contained herein. This presentation was attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the SEC on May 7, 2018, and also is available on PG&E Corporation’s website at www.pgecorp.com.

# Leading the Way on Energy with a Strong Financial Foundation

PG&E

| FOCUS ON OPERATIONAL EXCELLENCE | KEY ADVANTAGES | POSITIONED FOR CONTINUED GROWTH |
|---|---|---|
| • Relentless **focus on safety culture and performance**<br>• Continued **reliability and operational improvements**<br>• **Improving customer service** through continuous innovation | • One of the **greenest utilities** in the country<br>• **Constructive regulatory structure** and proven strategy of coalition-building<br>• California **clean energy** policies drive capital investment | • Enhance **Safety and Reliability**<br>• Enabling California's **clean energy economy**<br>• Focus on **customer affordability** |

## SUSTAINABLE LONG-TERM GROWTH

| ~$6B | ~7.5-8% |
|---|---|
| Planned annual capex investment 2018-2019 | Estimated ratebase growth 2017-2019 |

*See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.*

3

Agenda Positioned for Continued Growth Focus on Operational Excellence Key Advantages

# PG&E System At a Glance

## 2017 Revenue Sources



General Rate Case ~43%
Gas Transmission & Storage ~7%
Electric Transmission ~9%
Pass-through ~41%
California Public Utilities Commission
Federal Energy Regulatory Commission

## Key Highlights

| | |
|---|---|
| Employees | ~23,000 |
| Californians served | ~16M |
| Net income (2017) | ~$1.7B |
| Ratebase (2017) | ~$34.4B |
| Miles of electric lines | ~130,000 |
| Miles of natural gas pipelines | ~50,000 |
| MW utility-owned generation | ~7,700 |
| GWh electricity generated and procured (2017) | ~61,400 |
| Carbon-free and renewable energy delivered | ~80% |

5

Community Wildfire Safety Program Overview Note: Some of the changes and updates included in this presentation are contemplated as precautionary measures intended to reduce future wildfire risk. Bolstering wildfire prevention and emergency response Working with our communities on new and enhanced safety measures Longer term, hardening our electric system and integrating new technologies Established a Wildfire Safety Operations Center to monitor wildfire risks in real-time Adding wildfire response teams to protect infrastructure, assist utility crews, and support first responders as needed Expanding our network of PG&E weather stations to enhance weather forecasting and modeling Executing more enhanced vegetation management in high fire-threat areas Expanding our disabling of reclosers and circuit breakers Refining and executing protocols to proactively turn off electric power where extreme fire conditions are occurring Investing in stronger power lines Replacing wood poles with non-wood poles in some areas in the coming years Spacing lines farther apart Working with communities to develop microgrids

Significant Progress on Safety in Operations Governance Roadshow Outreach Targets Strengthened Safety Culture and Procedures Achievements in Emergency Response and Safety Since 2010 Investing billions of dollars in gas and electric safety improvements Testing and replacing hundreds of miles of natural gas pipelines Installing emergency shut off valves Establishing a state-of-the-art gas safety operations center Opened three state-of-the-art electric distribution control centers Installed self-healing “Smart Grid” technology able to command equipment remotely One of the only utilities globally to hold certifications for best-in-class operational standards ~50% ~99% ~45% Improvement in electric emergency response time Improvement in gas emergency response time Reduction in gas leak backlog Reduction in gas dig-ins ~40%

Innovative Approaches to Customer Service Customized Communication Channels Focused Segmentation Customer Collaboration Digitized Experience Customer Focus Chartwell Customer Service Award - Gold 2017 EEI National Key Accounts Award ESource’s Excellence in Customer Experience Award Ranked #1 in ESource’s 2017 Website Benchmark Study

Agenda Positioned for Continued Growth Focus on Operational Excellence Key Advantages

Key Advantages 1 One of the greenest utilities in the country 2 3 Constructive regulatory framework 4 California clean energy policies Multiple capital investment drivers

Sustainability practices at the forefront 79% 38% 2X More Carbon-Free and Renewable Energy Than The U.S. Average Shaping California Model for Energy Efficiency ~20% of all U.S. rooftop solar >340,000 solar customers PG&E Customers Lead the Nation in Clean Technology Adoption ~800 GWh/yr of efficiency savings in 2016 ~20% of all U.S. vehicles Ranked #2 among U.S. utilities More than 150,000 electric vehicles *Source: US Energy Information Administration

Revenues decoupled from sales Balancing accounts reduce cost volatility Forward-looking test year rate cases Risk-informed rate making Separate cost of capital proceeding ü ü ü ü ü Coalition building drives effective outcomes for all stakeholders California’s Constructive Regulatory Mechanisms Diablo Canyon Proposal Cost of Capital 2017 GRC Constructive Regulatory Framework

PG&E is Critical to California’s Climate Goals California is Targeting: 50% renewables by 2030 5M zero emission vehicles by 2030 2X energy efficiency in existing buildings by 2030 California Greenhouse Gas Reduction Goals and Historic Emissions* Million metric tons CO2e *Source: California Air Resources Board 2020 2030 2015 2025 AB 32 requires California to return to 1990 levels by 2020 SB 32 requires at least 40% below 1990 levels by 2030 Historic Emissions Ag. & Forestry Res. & Comm. Transportation Electricity Generation Industrial PG&E is targeting 55% renewables by 2031, which exceeds California’s targets

California Policies Drive Infrastructure Investment Gas investments (e.g., pipeline replacement, in-line inspection capability) Electric investments (e.g., substation upgrades, cable upgrades) Generation asset upgrades Community Wildfire Safety Program Grid modernization Renewable integration projects Energy efficiency programs Energy storage options Electric vehicle infrastructure State infrastructure modernization (e.g., rail and water projects) Safety and Reliability Enabling California’s Clean Energy Economy Sustained Investments

Agenda Positioned for Continued Growth Focus on Operational Excellence Key Advantages

Focus Areas for Growth PG&E’s operating plan provides a strong foundation for future success Enhance safety and reliability 1 Enable California clean energy economy 2 Ensure customer affordability 3

Continue to Upgrade Our Gas and Electric System Investments to systematically modernize infrastructure See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. % of Gas Transmission System Piggable Distribution Regulator Stations Rebuilt and Capacity Additions % Penetration of Automated Switches in Urban Areas ~35% ~45 ~45% 100% 35% % Installation or Upgrade of Remote Reclosing Devices in Tier 2 and 3 Wildfire Areas

# Grid Modernization Enables Clean Energy Economy

**We are making purposeful investments in the grid…**

**Grid Visibility & Monitoring**

**Grid Data Analytics**

**Grid Management & Control of DERs**



Energy Flow
Information Flow

**Substation and Circuit Capacity Upgrades**

**Overhead Conductor and Transformer Replacements**

**Grid Optimization & Automation**

**… To meet our customers' changing needs and expectations**

**Transportation Electrification**

Adding ~3,300 EVs to the grid each month

**Distributed Generation**

Interconnecting ~4,000 solar rooftops each month

**Increasing Renewable Portfolio**

Voluntary commitment to reach 55% RPS by 2031

**Energy Storage**

Technology advancements and cost declines leading to greater opportunities

18

Traditional solutions present challenges Ensuring Grid Reliability in Oakland Fossil-fueled Power Plant Additional transmission could be built, but would run through the heart of downtown Oakland at great cost Additional Transmission New conventional generation facility would need to run more often than the current plant and is out of step with CA clean energy goals Oakland Clean Energy Initiative can meet reliability needs with local clean power PG&E’s innovative solution leverages an integrated grid platform and distributed energy resources to… ü Support CA clean energy goals ü Improve system reliability Oakland power plant is approaching retirement age CAISO identified a long-term local reliability concern Impacted area represents an economic core of commercial and industrial customers Integrated Grid Platform Pioneering the New Energy Landscape

# Electric Vehicles Present Growth Opportunities

**~2M**

Clean Vehicles on PG&E's grid by 2030

## Investment Opportunities


Transformer
Panel
Distribution grid upgrades
Make-ready
Charger
~80%
~20%

## Contribution to Carbon Reduction

**~10%**

Tailpipe emissions reduction in PG&E's service territory

## Impact to Load

**~ 1M homes**

The average EV consumes about half the electricity of a typical home each year

**EV investment opportunity will help to achieve CA's clean energy goals**

*See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.*

20

Robust Cap Ex Supports Strong Returns See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. $5.8B $6.3B ~$6B

# Ratebase Supports Strong Returns

## 2017-2019 Weighted Average Ratebase ($ in B) (1)



~7.5 - 8%
CAGR
$34.4B
$36.8B
~$40B
2017
2018
2019
General Rate Case
Gas Transmission & Storage
Electric Transmission Owner
Range

## Base Case Assumptions



2018
2019
GRC
L
2017 GRC Decision
H
2017 GRC Decision
GT&S (2)
L
2015 GT&S Phase 2 Decision
H
2015 GT&S Phase 2 Decision
2019 GT&S Filing
TO
L
TO19 Filing
TO17 Settlement
H
TO19 Filing
Other
Light-Duty Electric Vehicle Infrastructure Program
Approved
Pending and future filings

## Potential Future Updates

- 2019 Gas Transmission & Storage rate case
- 2018 and 2019 Transmission Owner rate cases
- Future transportation electrification (e.g., January 2017 medium and heavy duty vehicle filing)
- State infrastructure modernization (e.g., rail and water projects)
- Future storage opportunities

(1) Weighted average ratebase in 2018 and 2019 reflect the estimated impacts from the Tax Cuts and Jobs Act.
(2) Includes $400M for 2011-2014 spend subject to audit added in 2019.

*See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.*

22

Positioned for Continued Growth Leading the Way to a Low-Carbon Economy Focused on Sustainability One of the greenest investor-owned utilities in the country Positioned for growth in a fast-changing environment Confronting climate change and its effects head-on California clean-energy policies drive capital investment Owner and operator of a key enabling asset in the electric grid Strong focus on customer affordability

Appendices

Table of Contents Appendix 1: Q1 2018 Earnings Results and 2018 Assumptions and IIC Guidance Slides 26 – 29 Appendix 2: Supplemental Material on Tax Reform Slide 30 Appendix 3: Q1 2018 Supplemental Earnings Materials Slides 31 – 39 Appendix 4: Leadership Bios Slides 40 – 46 Appendix 5: Expected Timelines of Selected Regulatory Cases Slides 47 – 52 Appendix 6: Credit Metrics and Ratings Slide 53

APPENDIX 1 – Q1 2018 EARNINGS RESULTS AND 2018 ASSUMPTIONS AND IIC GUIDANCE Q1 2018 Earnings Results Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 3, Exhibit A for a reconciliation of Earnings per Share (“EPS”) on a GAAP basis to Earnings from Operations and Exhibit G for the use of non-GAAP financial measures.

APPENDIX 1 – Q1 2018 EARNINGS RESULTS AND 2018 ASSUMPTIONS AND IIC GUIDANCE Q1 2018: Quarter over Quarter Comparison Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 3, Exhibit A for a reconciliation of Earnings per Share (“EPS”) on a GAAP basis to Earnings from Operations and Exhibit G for the use of non-GAAP financial measures.

APPENDIX 1 – Q1 2018 EARNINGS RESULTS AND 2018 ASSUMPTIONS AND IIC GUIDANCE 2018 Assumptions as of May 3, 2018 See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. Capital Expenditures ($ millions) Authorized Ratebase (weighted average) ($ billions) Return on Equity: 10.25% Equity Ratio: 52% Authorized Cost of Capital* Other Factors Affecting Earnings from Operations *CPUC authorized + Incentive revenues, efficiencies and other benefits GT&S amounts not requested Ex parte settlement GT&S revenue adjustment Insurance premiums CWIP earnings: offset by below-the-line costs

APPENDIX 1 – Q1 2018 EARNINGS RESULTS AND 2018 ASSUMPTIONS AND IIC GUIDANCE 2018 Items Impacting Comparability as of May 3, 2018 Total cost of rights-of-way program expected to range from $450 million to $475 million. Butte fire-related costs reflect legal costs associated with the Butte fire, net of insurance. Range excludes any potential claims-related impacts. Northern California wildfire-related costs, net of insurance, reflects legal and other costs associated with the Northern California wildfires. Range excludes any potential claims-related impacts. See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. See Appendix 3, Exhibit E for PG&E Corporation’s 2018 Items Impacting Comparability Guidance and Exhibit G for Use of Non-GAAP Financial Measures.

APPENDIX 2 –SUPPLEMENTAL MATERIAL ON TAX REFORM

# Tax Cuts and Jobs Act Expected Impact

| | | |
|---|---|---|
| **Lower Customer Bills** | Annual reduction in customer revenue driven by lower corporate tax rate | **~$450M** annual revenue reduction |
| **Cash Tax Payments** | Faster net operating loss amortization and ~1 year acceleration of federal tax payments | **2020** estimated year federal tax payments begin |
| **Ratebase Growth** | Higher ratebase growth and increased earnings primarily driven by elimination of bonus depreciation; $300M in 2018 and an additional $500M in 2019 | **~$800M** incremental ratebase in 2019 |
| **Financing Needs** | Higher financing needs driven by incremental ratebase growth; additional equity needs of ~$400M through 2019 | **~$400M** incremental equity needs through 2019 |

**Tax Cuts and Jobs Act results in lower customer bills and higher ratebase growth**

*Tax reform implementation is subject to CPUC and FERC approval.*

*See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.*

30

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Table of Contents - 2018 Supplemental Earnings Materials Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles to Earnings from Operations Slide 32 Exhibit B: Key Drivers of PG&E Corporation’s Earnings per Common Share from Operations Slide 33 Exhibit C: Operational Performance Metrics Slides 34 – 35 Exhibit D: Sales and Sources Summary Slide 36 Exhibit E: PG&E Corporation’s 2018 Items Impacting Comparability Guidance Slide 37 Exhibit F: 2018 General Earnings Sensitivities Slide 38 Exhibit G: Use of Non-GAAP Financial Measures Slide 39

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Earnings from Operations All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98 percent for 2018 and 40.75 percent for 2017, except for certain fines and penalties in 2017.   “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. See Exhibit G: Use of Non-GAAP Financial Measures. The Utility incurred costs of $21 million (before the tax impact of $6 million) during the three months ended March 31, 2018, for legal and other costs associated with the Northern California wildfires. The Utility incurred costs of $10 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for pipeline-related expenses incurred in connection with the multi-year effort to identify and remove encroachments from transmission pipeline rights-of-way. The Utility incurred costs, net of insurance, of $5 million (before the tax impact of $1 million) during the three months ended March 31, 2018 associated with the Butte fire. The Utility incurred charges of $12 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for legal costs. These costs were partially offset by $7 million (before the tax impact of $2 million) recorded during the three months ended March 31, 2018 for contractor insurance recoveries. “Earnings from operations” is a non-GAAP financial measure. See Exhibit G: Use of Non-GAAP Financial Measures.

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit B: Key Drivers of PG&E Corporation’s Earnings per Common Share (“EPS”) from Operations First Quarter, 2018 vs. 2017 (in millions, except per share amounts) See Exhibit A for a reconciliation of EPS on a GAAP basis to EPS from Operations. All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98 percent for 2018 and 40.75 percent for 2017, except for the tax impact of stock compensation. See Footnote 4 below. Represents the impact of the increase in rate base authorized in various rate cases, including the 2017 General Rate Case (“GRC”), during the three months ended March 31, 2018, as compared to the same period in 2017. The CPUC issued its final decision in the 2017 GRC on May 11, 2017, delaying recognition of the 2017 revenue increase until the second quarter of 2017. Represents revenue for GRC-related capital costs (depreciation and interest) in the first quarter of 2018, with no similar impact in 2017. The CPUC issued its final decision in the 2017 GRC on May 11, 2017, delaying recognition of the 2017 revenue increase until the second quarter of 2017. Represents the impact of income taxes related to share-based compensation awards under the Long-Term Incentive Plan that vested during the three months ended March 31, 2018, as compared to the same period in 2017. Represents the timing of taxes reportable in quarterly statements in accordance with Accounting Standards Codification 740, Income Taxes, and results from variances in the percentage of quarterly earnings to annual earnings. Represents the decrease in return on equity from 10.40 percent in 2017 to 10.25 percent in 2018 as a result of the 2017 CPUC final decision approving an additional extension to the original 2013 Cost of Capital decision.

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit C: Operational Performance Metrics 2018 Q1 Actual 2018 Target Meets Target (1) Safety (includes both public and employee safety metrics) Nuclear Operations Diablo Canyon Power Plant (DCPP) Reliability and Safety DCPP Unit 1 Score DCPP Unit 2 Score 96.9 89.9 96.4 87.6 P P Electric Operations Public Safety Index 1.8 1.0 P Gas and Electric Operations Asset Records Duration Index 2.0 1.0 P Employee Safety Serious Injuries and Fatalities Corrective Actions Index Safe Driving Rate 1.0 5.7 1.0 6.5 P P Customer Customer Satisfaction Score Customer Connection Cycle Time 77.0 4 75.2 10 P P 2018 Performance Results Financial Earnings from Operations $468 See note (1) See note (1) See following page for definitions of the operational performance metrics. The operational performance goals set under the PG&E Corporation 2018 Short Term Incentive Plan (“STIP”) are based on the same operational metrics and targets. The 2018 target for earnings from operations is not publicly reported. Gas Operations Gas In-Line Inspection and Upgrade Index Gas Dig-ins Reduction 1.5 1.28 1.0 1.84 P P

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Definitions of 2018 Operational Performance Metrics from Exhibit C Safety Public and employee safety are measured in four areas: Nuclear Operations Safety, Electric Operations Safety, Gas Operations Safety, and Employee Safety.   The safety of the Utility’s nuclear power operations, DCPP Unit 1 and Unit 2, is based on 11 performance indicators for nuclear power generation, including unit capability, on-line reliability, safety system unavailability, radiation exposure, and safety accident rate, as reported to the Institute of Nuclear Power Operations.   The safety of the Utility’s electric and gas operations is represented by: Public Safety Index – Measure consisting of a weighted index of three electric programs that evaluate the effectiveness of compliance activities in the Fire Index Areas: (1) Vegetation Non-Exempt Pole Clearing (25%), (2) Routine Line Vegetation Management (50%), and (3) Tree Mortality Mitigation Program (25%). Gas and Electric Asset Records Duration Indices (equally weighed) – Measure consisting of a weighted index tracking the average number of days to complete the as-built process in the system of record for electric and gas capital and expense jobs from the time construction is completed in the field or released to operations: (1) Gas: Transmission (30%), (2) Gas: Station (5%), (3) Gas: Distribution (15%), (4) Electric: Transmission Line (12.5%), (5) Electric: Substation (12.5%) and (6) Electric: Distribution (25%). Gas In-Line Inspections and Upgrades Index – Index measuring the Utility’s ability to complete planned in-line inspections and pipeline retrofit projects. Gas Dig-Ins Reduction – Number of third-party dig-ins to the Utility’s gas assets per 1,000 Underground Service Alert tickets. A dig-in refers to any damage (impact or exposure) that result in a repair or replacement of an underground facility as a result of an excavation. The safety of the Utility’s employees is represented by: Serious Injuries and Fatalities (SIF) Corrective Action Index – Index measuring (1) percentage of SIF corrective actions completed on time, and (2) quality of corrective actions as measured against an externally derived framework. Safe Driving Rate – Measure tracking the total number of alerts for hard braking and hard acceleration per thousand miles driven in company vehicles equipped with in-vehicle performance monitors. Customer Customer satisfaction and service cycle time are measured by: Customer Satisfaction Score – Overall satisfaction of customers with the products and services offered by the Utility, as measured through an ongoing survey. Customer Connection Cycle Time – Measure tracking the 12-month average design and construction cycle time for electric residential disconnect/reconnect work requested by the Utility’s customers and performed through Express Connections (the Utility’s new customer gateway), measured in business days. Financial Earnings from Operations (shown in millions of dollars) represents the non-GAAP financial measure calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods.

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit D: Pacific Gas and Electric Company Sales and Sources Summary First Quarter, 2018 vs. 2017 Includes other sources of electric energy totaling 5,387 million kWh and 3,650 million kWh for the three months ended March 31, 2018 and 2017, respectively. Please see the 2017 Annual Report on Form 10-K for additional information about operating statistics.

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit E: PG&E Corporation’s 2018 Items Impacting Comparability (“IIC”) Guidance as of May 3, 2018 All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98 percent. (1)“Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. See Exhibit G: Use of Non-GAAP Financial Measures.  (2)“Pipeline-related expenses” includes costs to identify and remove encroachments from transmission pipeline rights-of-way. The pre-tax range of estimated costs is shown below. The offsetting tax impact for the low and high IIC guidance range is $17 million and $10 million, respectively. (3)“Butte fire-related costs, net of insurance” refers to legal costs associated with the Butte fire, net of contractor insurance recoveries. The pre-tax range of estimated costs shown below includes $7 million of contractor insurance recoveries. The total offsetting tax impact for the low and high IIC guidance range is $17 million and $8 million, respectively. “Northern California wildfire-related costs, net of insurance” refers to legal and other costs associated with the Northern California wildfires, net of insurance. The pre-tax range of estimated costs is shown below. The total offsetting tax impact for the low and high IIC guidance range is $14 million and $10 million, respectively. The insurance recoveries forecast is based on historical trends, but the actual timing and amount of insurance recoveries may vary. Actual financial results for 2018 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit F: 2018 General Earnings Sensitivities as of May 3, 2018 PG&E Corporation and Pacific Gas and Electric Company These general earnings sensitivities with respect to factors that may affect 2018 earnings are forward-looking statements that are based on various assumptions. Actual results may differ materially. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

APPENDIX 3 – Q1 2018 SUPPLEMENTAL EARNINGS MATERIALS Exhibit G: Use of Non-GAAP Financial Measures PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial Measures PG&E Corporation discloses historical financial results and provides guidance based on “earnings from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items impacting comparability. “Earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, including certain pipeline related expenses, certain legal and regulatory related expenses, fines and penalties, Butte fire-related costs and insurance recoveries, impacts of the 2015 GT&S rate case, and costs and future insurance recoveries related to the Northern California wildfires. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation believes that earnings from operations provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. Earnings from operations are not a substitute or alternative for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies.

APPENDIX 4 – LEADERSHIP BIOS Geisha J. Williams Geisha J. Williams Chief Executive Officer (CEO) and President PG&E Corporation Geisha J. Williams was elected CEO and President of PG&E Corporation, effective March 1, 2017. Williams has more than three decades of experience in the utility industry. Williams and her team are responsible for the end-to-end delivery of safe, reliable, affordable and clean electricity and gas to 16 million people in northern and central California. Her focus on renewables integration, grid modernization and smart grid technologies has resulted in PG&E customers benefitting from the best electric reliability in company history while also receiving energy that is nearly 70 percent greenhouse gas free. Williams previously was the Utility’s President, Electric (August 2015 – February 2017) and Executive Vice President, Electric Operations (June 2011 to August 2015). In her role as President, Williams led all aspects of the Utility’s electric business, including power generation, nuclear operations, transmission, distribution, and substation operations, asset management and strategy, energy procurement and customer care. Before joining PG&E, Williams worked at Florida Power and Light (FPL) for 24 years. She served in a number of roles during her tenure there including Vice President of Power Systems, Electric Distribution. In this role, she was responsible for all aspects of the electric distribution infrastructure serving FPL’s 4.4 million customers, including asset management and planning, engineering, construction, maintenance and restoration. During her time at FPL, she considers the company’s restoration and recovery efforts in response to seven hurricanes that made landfall in a 15-month period as one of her proudest accomplishments. Williams is a director at the Edison Electric Institute, the Institute of Nuclear Power Operations, and the Association of Edison Illuminating Companies. She also serves as the board chair for the Center for Energy Workforce Development and is an active participant in Executive Women in Energy. Her involvement with the community includes serving as a trustee of the California Academy of Sciences and the University of Miami. She is a five-time recipient of the Bay Area Most Influential Women in Business Award, and in 2014 she was honored with Leadership California’s Trailblazer Award. Williams holds a bachelor's degree in engineering from the University of Miami and a master’s degree in business administration from Nova Southeastern University. She lives in the Bay Area with her family.

APPENDIX 4 – LEADERSHIP BIOS Nick Stavropoulos Nick Stavropoulos President & Chief Operating Officer Pacific Gas and Electric Company Nick Stavropoulos serves as President and Chief Operating Officer of Pacific Gas and Electric Company and has more than 35 years of experience in the U.S. and international energy industry. He oversees a diverse workforce of more than 23,000 employees across electric, gas, generation and nuclear operations as well as corporate support functions. He was promoted to his current role of leading the utility in March 2017. Today, he and his team are responsible for the end-to-end delivery of safe, reliable, affordable and clean electric and gas service to 16 million people across PG&E's 70,000 square mile service area in northern and central California. PG&E’s energy portfolio is one of the cleanest in the nation with nearly 80 percent of its portfolio coming from carbon-free energy sources. Stavropoulos is a passionate advocate for workplace safety and safety culture. Under his leadership, PG&E’s gas business has earned or qualified for international certifications including ISO 55000; PAS 55001; API RP 1173; and RC 14001. PG&E is the only North American utility to currently hold these third party certifications. Prior to joining PG&E, Stavropoulos served as Executive Vice President and Chief Operating Officer for National Grid, an electricity and natural gas delivery company serving nearly seven million customers in the Northeast United States. As COO, he was responsible for all aspects of its U.S. gas distribution business. Throughout his career, he held a number of senior leadership positions with successive levels of responsibility, including Chief Financial Officer, at Keyspan’s predecessor companies – Colonial Gas Company and Boston Gas. Stavropoulos is an internationally sought after speaker on the topics of leadership and safety culture. In recent years, he has delivered keynote speeches at the International Atomic Energy Agency; National Safety Council’s Campbell Institute; Institute of Engineering and Technology/The Institute of Asset Management Conference; International Safety Culture Symposium; and Global Safety Culture Conference. He is a member of the Board of Directors for Pacific Gas & Electric Company, American Gas Association, Gas Technology Institute and National Safety Council. He holds a bachelor's degree in accounting from Bentley College and a master’s degree in business administration from Babson College. He also sits on the board of his alma mater Bentley University and has served on multiple public and not-for-profit boards including chairing audit committees.

APPENDIX 4 – LEADERSHIP BIOS Jason P. Wells Jason P. Wells Senior Vice President and Chief Financial Officer PG&E Corporation Jason P. Wells is Senior Vice President and Chief Financial Officer for PG&E Corporation. Wells oversees the financial activities of the company including accounting, treasury, tax, risk, business and financial planning, and investor relations. Wells began his career at PricewaterhouseCoopers, LLC, where he was most recently a senior manager. In 2007, Wells joined PG&E as the Director of technical accounting and was promoted to Senior Director and Assistant Controller of corporate accounting in 2008. In 2011, Wells became Vice President, Finance. He assumed his current position on January 2016. He earned his bachelor's and master's degrees in accounting from the University of Florida. Wells is a Certified Public Accountant in the state of Florida. He currently serves as the Treasurer and on the board of Habitat for Humanity Greater San Francisco.

APPENDIX 4 – LEADERSHIP BIOS John R. Simon John R. Simon Executive Vice President and General Counsel PG&E Corporation John R. Simon serves as Executive Vice President & General Counsel for San-Francisco-based PG&E Corporation. In his role, he oversees Law; Marketing and Communications; Land and Environmental Management; and Enterprise Records Information Management. He has held his current role since March 1, 2017.  John joined PG&E in 2007 and has held several senior roles within the company including Executive Vice President, Corporate Services and Human Resources and Senior Vice President, Human Resources.  Before joining PG&E, John worked for TeleTech Holdings, Inc., a global provider of customer care technology and services, where he held leadership roles in legal and human resources including Executive Vice President, Global Human Capital.  John holds a bachelor's degree from Colorado College and a law degree from Georgetown University. Following law school and a judicial clerkship with United States District Judge William Skretny, he litigated commercial cases in state and federal courts, first with Proskauer Rose in Washington, D.C., and later with Hallenbeck Lascell, in Rochester, New York.  John is an active member of the Bar of New York, registered as in house counsel in California, and inactive member of the Bars of Illinois and Washington, D.C. He serves on the Board of Trustees of the Marine Mammal Center in Sausalito and the California Minority Counsel Program in Sausalito and California Minority Counsel Program in San Francisco.

APPENDIX 4 – LEADERSHIP BIOS Patrick M. Hogan Patrick M. Hogan Senior Vice President of Electric Operations Pacific Gas and Electric Company Patrick M. Hogan is Senior Vice President of Electric Operations at Pacific Gas and Electric Company. Hogan oversees PG&E's electric transmission and distribution system, which delivers safe and reliable energy to more than 16 million people throughout Northern and Central California. In addition to his electric responsibilities, Hogan has enterprise-wide responsibility for PG&E’s Transportation Services organization, managing over 14,000 vehicles and pieces of equipment. Prior to his promotion to Senior Vice President of Electric Operations in 2016, Hogan served as Vice President of Electric Strategy & Asset Management where he oversaw the company's electric transmission and distribution assets. Hogan also led the development and deployment of technology into PG&E's electric system. Before joining PG&E in 2013, Hogan held leadership and officer roles in transmission, distribution, operations, engineering and asset management at British Columbia Hydro, National Grid, and KeySpan. Originally from New York, Hogan holds a bachelor's and master's degree in electrical engineering from Manhattan College and a master's degree in business administration from Hofstra University. His community involvement includes serving on the board of the San Francisco Ballet, and he currently resides in San Francisco.

APPENDIX 4 – LEADERSHIP BIOS Jesus Soto Jr. Jesus Soto Jr. Senior Vice President, Gas Operations Pacific Gas and Electric Company Jesus Soto Jr. is the Senior Vice President of Gas Operations for Pacific Gas and Electric Company. He is responsible for overseeing and executing the day-to-day operations of the second largest natural gas system in the United States. PG&E's natural gas system provides safe, reliable, affordable and clean natural gas service to 16 million people in northern and central California. Soto is passionate about public and employee safety. Through Soto’s leadership, PG&E became the first utility in the United States to earn several notable third-party certifications around pipeline safety and asset management, including the ISO 55001:2014 and PAS 55-1:2008 international certifications for the company's enhancements in gas asset management; meet the rigor of the industry standard on pipeline safety management system from the American Petroleum Institute Recommended Practice (API RP) 1173; and certified to the chemical industry’s RC14001®: 2013 management system standard. Soto has also led PG&E’s Gas Operations organization to develop state-of-the-art technologies aimed at enhancing pipeline safety and reliability, including leak detection technology that is 1,000 times more sensitive than conventional leak detection tools. Soto's commitment to safety has led to a significant reduction in the time it takes PG&E to respond to gas odor calls achieving top decile industry performance. Before joining PG&E in May 2012, Soto served as Vice President of Operations Services for El Paso Corporation's Pipeline Group in Houston, TX. He led the technical services and support functions for pipeline operations and oversaw measurement, compression, reservoir and pipeline systems and Department of Transportation compliance. He was also responsible for risk and integrity management, public awareness and emergency response. Prior to that, Soto was Vice President of Engineering and Construction, leading the engineering and construction programs for ANR Pipeline, El Paso Natural Gas, Colorado Interstate Gas, Southern Natural Gas and Tennessee Gas Pipeline for onshore and offshore facilities. Soto holds a Bachelor of Science in civil engineering from the University of Texas at El Paso, a master's degree in civil engineering from Texas A&M University, and a Master of Business Administration degree from the University of Phoenix. He currently serves as Vice Chair of the Common Ground Alliance's board of directors.

APPENDIX 4 – LEADERSHIP BIOS David S. Thomason David S. Thomason Vice President and Controller PG&E Corporation Vice President, Chief Financial Officer and Controller Pacific Gas and Electric Company David S. Thomason is Vice President and Controller of PG&E Corporation, as well as Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company. Thomason joined PG&E in 2001 as a senior accounting analyst after starting his career with Arthur Andersen in Portland. During his 16 years at PG&E, he has held a multitude of roles, growing as a leader and gaining additional responsibilities with each new position. Functional areas he has overseen include external financial reporting, revenue forecasting, planning and analysis, corporate accounting and more. Thomason received a Master's degree in Business Administration from University of California, Berkeley, and a Bachelor's degree in Accounting from University of Oregon, Eugene. He holds registrations as a Certified Public Accountant in the states of California and Oregon. He currently serves on the board of the San Francisco Zoological Society.

APPENDIX 5 Expected Timelines of Selected Regulatory Cases

APPENDIX 5 Expected Timelines of Selected Regulatory Cases

APPENDIX 5 Expected Timelines of Selected Regulatory Cases

APPENDIX 5 Expected Timelines of Selected Regulatory Cases

APPENDIX 5 Expected Timelines of Selected Regulatory Cases

APPENDIX 5 Expected Timelines of Selected Regulatory Cases

APPENDIX 6 Credit Metrics and Ratings PG&E Corporation Senior Unsecured Debt BBB+ Baa1 BBB Short-term Debt F2 P-2 A-2 Outlook Negative Negative Negative Fitch Moody’s S&P Pacific Gas and Electric Company Senior Unsecured Debt A- A3 BBB+ Short-term Debt F2 P-2 A-2 Outlook Negative Negative Negative